                                                                   EXHIBIT 10.16


                               SECOND AMENDMENT
                                      TO
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------

     This Second Amendment to Third Amended and Restated Credit Agreement (this "Amendment") is entered into and effective as of the 13th day of October, 1999,
 ---------
by and among BANK OF AMERICA, N.A. (formerly known as Bank of America National Trust and Savings Association) in its individual capacity as the sole Lender ("Lender") and as Agent for the Lenders ("Agent"), and LATEX PETROLEUM
  ------                                  -----
CORPORATION, LATEX/GOC ACQUISITION, INC., GERMANY OIL COMPANY, ALLIANCE RESOURCES (USA), INC., SOURCE PETROLEUM, INC. and ALLIANCE RESOURCES PLC (individually, a "Borrower," and collectively, "Borrowers").
                  --------                      ---------

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Lender, Agent and Borrowers are parties to that certain Third Amended and Restated Credit Agreement dated as of October 26, 1998 pursuant to which Lender has made certain loans and provided certain other credit accommodations to Borrowers (as amended, the "Credit Agreement") (unless
                                              ----------------
otherwise defined herein, all defined terms used herein which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement); and

     WHEREAS, Alliance Plc, American Rivers Oil Company, a Wyoming Corporation and American Rivers Oil Company, a Delaware corporation ("AROC Delaware") have
                                                          -------------
entered into that certain Exchange and Merger Agreement (herein so called) dated as of July 22, 1999, pursuant to which, among other things, AROC Delaware will offer (herein referred to as the "Offer") to exchange (a) one share of common
                                  -----
stock, par value $0.01 per share of AROC Delaware for each ordinary share of (Pounds)0.01 each in the capital of Alliance Plc, and (b) one convertible restricted voting share of AROC Delaware for each convertible restricted voting share of (Pounds).0.01 each in the capital of Alliance Plc (the "Proposed
                                                                 --------
Exchange"); and
--------

     WHEREAS, Borrowers have requested that (a) Lender (i) consent to the consummation of the Proposed Exchange pursuant to the terms of the Exchange and Merger Agreement as in effect on the date hereof, and (ii) waive the Event of Default under Section 9.1.8. of the Credit Agreement to the extent the consummation of the Proposed Exchange results in an Event of Default under the Credit Agreement, and (b) the Credit Agreement be amended to change the definition of "Change in Control" contained therein in connection with the
               -----------------
consummation of the Proposed Exchange; and

     WHEREAS, subject to and upon the terms and conditions set forth herein, Lender and Agent are willing to enter into the amendment and grant the waiver Borrowers have requested.

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto hereby agree as follows:

     SECTION 1.     Consent and Waiver.  Subject to and upon the terms and
                    ------------------
conditions set forth herein, and in reliance on the representations and warranties set forth herein, Lender (a) consents to the consummation of the Proposed Exchange pursuant to the terms of the Exchange and Merger Agreement as in effect on the date hereof, and (b) waives the Event of Default under Section
9.1.8. of the Credit Agreement to the extent, but only to the extent, that the consummation of the Proposed Exchange results in an Event of Default under the Credit Agreement. The consent and waiver herein contained are limited solely to the Proposed Exchange, and nothing contained herein shall be deemed a consent to any other action or inaction of any Borrower which constitutes a violation of any provision of the Credit Agreement or any other Loan Document or which results in a Default or Event of Default under the Credit Agreement or any other Loan Document. No Lender shall be obligated to grant any future waivers or amendments of the Credit Agreement or any other Loan Document.

     SECTION 2.     Amendments.  Subject to and upon the terms and conditions
                    ----------
set forth herein, the Credit Agreement is hereby amended as follows:

     2.1  Additional Definitions.  Section 1.1 of the Agreement is hereby
          ----------------------
amended to add thereto definitions of "AROC Inc." and "Second Amendment," which
                                       ---------       ----------------
shall read in full as follows:

     "AROC Inc." means AROC Inc., a Delaware corporation, and the successor by
      ---------
name change to American Rivers Oil Company, a Delaware corporation.

     "Second Amendment" means that certain Second Amendment to Third Amended and
      ----------------
Restated Credit Agreement dated as of October 13, 1999 by and among Borrowers, Lenders and Agent.

     2.2  Amendment to Existing Defined Term.  The definition of "Agreement"
          ----------------------------------                      ---------
contained in Section 1.1 of the Credit Agreement is hereby amended to read in full as follows:

     "Agreement" means, on any date, this Third Amended and Restated Credit
      ---------
Agreement as amended by the First Amendment and the Second Amendment, and as subsequently amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

     2.3  Amendment to Change in Control Definition.  Immediately upon the
          -----------------------------------------
declaration by AROC Delaware that the Offer is wholly "unconditional" in all respects, the definition of "Change in Control" contained in Section 1.1 of the
                             -----------------
Credit Agreement shall be automatically amended (without the necessity of any further action by any party hereto) to read in full as follows:

     "Change in Control" means if (a) any Person or "group" (as defined in the
      -----------------
Securities Exchange Act of 1934) other than (i) John A. Keenan, (ii) Difco Holders, (iii) any trust existing solely for the benefit of the above individuals or the estate or any executor, administrator, conservator, or other legal representative of any of the above individuals, or (iv) EnCap shall own, directly or indirectly, greater than 33 1/3% of the issued and outstanding voting share capital of AROC Inc., (b) Alliance Plc shall cease to be a Subsidiary of AROC Inc., (c) AROC Inc. shall sell, assign, transfer, convey or otherwise dispose of any of the issued and outstanding voting share capital of Alliance Plc, (d) Alliance Plc shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of Manx or Difco, on a fully-diluted basis, (e) Difco shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of Alliance Delaware, on a fully-diluted basis, (f) Alliance Delaware shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of LRI or Alliance Group, on a fully-diluted basis, (g) LRI shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of LPC, GOCA, New GOC or ENPRO, on a fully-diluted basis, (h) Alliance Group shall fail beneficially to own 100% of the outstanding shares of the voting capital stock of Source, ARNO, ARCOL or Alliance USA, on a fully-diluted basis, or (i) during the period from the date of one annual general meeting of Alliance Plc to the next annual meeting, beginning with the 1998 annual general meeting, individuals who at the beginning of such period were members of the Board of Directors of Alliance Plc shall cease for any reason to constitute a majority of the members of the Board of Directors of Alliance Plc.

     SECTION 3.     Certain Acknowledgment of Guarantors.  By executing the
                    ------------------------------------
acknowledgment to this Amendment, each Guarantor hereby confirms and agrees that the Guaranty and each Security Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the date hereof, each reference therein to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and refer to the Credit Agreement after giving effect to the First Amendment and this Amendment.

     SECTION 4.     Representations and Warranties.  In order to induce Lender
                    ------------------------------
to grant the consent and waiver contained in Section 1, and to induce Agent and
                                             ---------
Lender to enter into the amendments to the Credit Agreement contained in Section
                                                                         -------
2, Borrowers hereby represent and warrant to Lender and Agent as follows:
-

     4.1  Reaffirmation of Representations and Warranties.  After giving effect
          -----------------------------------------------
to the consent and waiver contained in Section 1 hereof and the amendments
                                       ---------
contained in Section 2 hereof, each representation and warranty of Borrowers
             ---------
contained in the Credit Agreement and the other Loan Documents is true and correct.

     4.2  Due Authorization, No Conflicts.  The execution, delivery and
          -------------------------------
performance by each Borrower of this Amendment are within each Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision or application of law or any material agreement binding upon any Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien upon any of its respective assets.

     4.3  Validity and Binding Effect.  This Amendment constitutes the valid and
          ---------------------------
binding obligations of each Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor's rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

     4.4  No Defenses.  Neither any Borrower nor any other Obligor has any
          -----------
defense to payment, counterclaim or right of set-off with respect to the Obligations existing on the date hereof.

     SECTION 5.     Conditions to Effectiveness.
                    ---------------------------

     5.1  Effective Date.  This consent and waiver contained in Section 1 hereof
          --------------                                        ---------
and the amendments contained in Section 2 hereof shall be effective on October
                                ---------
13, 1999, when each of the conditions set forth in this Section 5 have been
                                                        ---------
satisfied.

     5.2  Execution of Counterparts.  The Agent shall have received counterparts
          -------------------------
of this Amendment duly executed and delivered on behalf of each Obligor, the Agent and the Lenders.

     5.3  Closing Fees, Expenses, etc.  The Agent shall have received all
          ----------------------------
reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation, execution and closing of this Amendment.

     5.4  Legal Details, etc.  All documents executed or submitted pursuant
          ------------------
hereto, and all legal matters incident thereto, shall be satisfactory in form and substance to the Agent and its counsel.

     5.5  Warrant Agreements; Registration Rights Agreement.  The Agent shall
          -------------------------------------------------
have received executed counterparts of (a) Warrant Agreements, dated as of the date hereof, in the form of Exhibits A-1 and A-2 attached hereto, and executed
                            ------------     ---
by AROC Delaware, and (b) a Registration Rights Agreement, dated as of the date hereof, in the form of Exhibit B attached hereto, and executed by AROC Delaware
                       ---------
and LaSalle Street Natural Resources Corporation.

     SECTION 6.     Miscellaneous.
                    -------------

     6.1  Reaffirmation of Loan Documents; Extension of Liens.  Any and all of
          ---------------------------------------------------
the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. Each Borrower hereby ratifies, confirms and extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Agent prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     6.2  Parties in Interest.  All of the terms and provisions of this
          -------------------
Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     6.3  Legal Expenses.  Borrowers hereby agree to pay on the date hereof all
          --------------
reasonable fees and expenses of counsel to Agent incurred by Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

     6.4  Counterparts.  This Amendment may be executed in counterparts, and all
          ------------
parties need not execute the same counterpart. Facsimiles shall be effective as originals.

     6.5  Complete Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT (AS AMENDED
          ------------------
PURSUANT TO THE FIRST AMENDMENT AND THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

     6.6  Headings.  The headings, captions and arrangements used in this
          --------
Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.


                           [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the parties hereto have cause this Amendment to be executed by their respective officers hereunto duly authorized as of the day and first year above written.

                              BORROWERS:
                              ----------

                              LATEX PETROLEUM CORPORATION


                              By:____________________________________________
                              Title:_________________________________________


                              LATEX/GOC ACQUISITION, INC.


                              By:____________________________________________
                              Title:_________________________________________


                              GERMANY OIL COMPANY


                              By:____________________________________________
                              Title:_________________________________________


                              ALLIANCE RESOURCES (USA), INC.


                              By:____________________________________________
                              Title:_________________________________________


                              SOURCE PETROLEUM, INC.


                              By:____________________________________________
                              Title:_________________________________________

                              ALLIANCE RESOURCES PLC


                              By:_____________________________________________
                              Title:__________________________________________


                              AGENT:
                              -----

                              BANK OF AMERICA, N.A., FORMERLY BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent for the Lenders


                              By:_____________________________________________
                                    Title:____________________________________


                              LENDER:
                              ------

                              BANK OF AMERICA, N.A., FORMERLY KNOWN AS BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION


                              By:_____________________________________________
                                    Title:____________________________________


Acknowledged and Accepted:

LATEX RESOURCES, INC.


By:_____________________________
      Name:_____________________
      Title:____________________

ENPRO, INC.



By:_____________________________
      Name:_____________________
      Title:____________________


ALLIANCE RESOURCES (DELAWARE), INC.



By:_____________________________
      Name:_____________________
      Title:____________________


ALLIANCE RESOURCES GROUP, INC.



By:_____________________________
      Name:_____________________
      Title:____________________


DIFCO LIMITED



By:_____________________________
      Name:_____________________
      Title:____________________

                                  EXHIBIT A-1
                                  -----------

                               Warrant Agreement
         relating to the issuance of Series D, E, F, G and H Warrants of American Rivers Oil Company
                               (to be attached)

                                  EXHIBIT A-2
                                  -----------

                               Warrant Agreement
                 relating to the issuance of Series I Warrants
                        of American Rivers Oil Company
                               (to be attached).

                                   EXHIBIT B
                                   ---------

                         Registration Rights Agreement
                               (to be attached).